UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                                  July 21, 2003

                Date of Report (Date of earliest event reported)



                              Eclipsys Corporation

             (Exact name of registrant as specified in its charter)


            Delaware                   000-24539                   65-0632092
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)


                              1750 Clint Moore Road
                               Boca Raton, Florida
                                      33487
                    (Address of principal executive offices)

                                 (561) 322-4321
              (Registrant's telephone number, including area code)




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Item 9.     Regulation FD Disclosure (Disclosure under Item 12 -- Results of
            Operations and Financial Condition).


On July 21, 2003, Eclipsys Corporation, issued a press release announcing its second fiscal quarter and six months ended June 30, 2003, financial results. The full text of Eclipsys Corporation's June 21, 2003 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.








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

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                              ECLIPSYS CORPORATION



Dated:  July 21, 2003         /s/ Robert J. Colletti
                              --------------------------

                              Robert J. Colletti

                              Senior Vice President and Chief Financial Officer



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



                                  EXHIBIT INDEX





Exhibit No.   Description
-----------   -----------


99.1          Press release issued by Eclipsys Corporation dated July 21, 2003.



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